GOEHRING & ROZENCWAJG INVESTMENT FUNDS

Goehring & Rozencwajg Resources Fund

SUPPLEMENT DATED NOVEMBER 9, 2017 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2017

This supplement provides new and additional information that replaces information contained in the SAI and should be read in conjunction with the SAI.

Effective October 13, 2017, the information below replaces Melanie Zimdars, Chief Compliance Officer in its entirety under the “OFFICERS” section on page 54 of the Statement of Additional Information:

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Cory Gossard (1972)	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Compliance Officer	Since October 13, 2017
Mr. Gossard oversees all day-to-day compliance aspects of ALPS’ business within Fund CCO Services, Compliance Administration, Risk Management and Assurance Services. Mr. Gossard is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Gossard also serves as Fund CCO for the SPDR S&P 500 ETF Trust, SPDR DJIA ETF Trust, and SPDR S&P MidCap 400 ETF Trust. Prior to joining ALPS in 2014, Mr. Gossard held a series of progressively responsible roles throughout an 18-year career with Citibank.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE